SECURITIES AND EXCHANGE COMMISSION
             WASHINGTON, DC 20549


                   FORM 8-K


                CURRENT REPORT
       Pursuant to Section 13 or 15(d)
    of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)
                July 14, 1995


                PENTAIR, INC.
(Exact name of Registrant as specified in its Charter)


MINNESOTA                0-4689           41-0907434

(State or other         (Commission     (IRS Employer
Jurisdiction of        File Number)    Identification
Incorporation)                                Number)


                PENTAIR, INC.
     1500 County Road B2 West, Suite 400
          St. Paul, Minnesota  55113
   (Address of Principal Executive Offices)


                 612-636-7920
(Registrant's Telephone Number, Including Area Code)




                Not applicable
(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

On June 30, 1995, Pentair, Inc. ( the "Registrant") consummated the disposition of Niagara of Wisconsin
Paper Corporation, its 50 percent share in Lake
Superior Paper Industries ("LSPI") and its 12 percent share in Superior Recycled Fiber Industries ("SRFI") to Consolidated Papers, Inc. of Wisconsin Rapids,
Wisconsin ("Consolidated"), pursuant to purchase agreements dated as of May 8, 1995 by and among the Registrant and Consolidated. Niagara of Wisconsin
Paper Corporation was the Registrant's coated groundwood paper manufacturing subsidiary. LSPI produced supercalendered paper and SRFI produced recycled fiber for the paper industry.

The purchase price was approximately $109 million, subject to adjustment based upon an audit by independent certified public accountants of the net book value as of June 30, 1995. The estimated purchase price was paid in cash on June 30, 1995.

Proceeds from the sale were used primarily to reduce bank borrowings.

Item 5.  Other Items

As reported in the Form 8-K filed April 17, 1995, the sale of Cross Pointe Paper Corporation to Noranda Forest, Inc. was completed on March 31, 1995. The final purchase price, which was based on net book value as of March 31, 1995, was subject to an audit by independent certified public accountants. The audit has been completed by Deloitte & Touche LLP and the final purchase price is $203.3 million.


Item 7.  Financial Statements and Exhibits.

The information supplied under this item is supplemented by the following:

a. Not Applicable

b. Pro Forma Financial Information:

     See Form 8-K/A filed May 30, 1995 which incorporated this transaction along with the sale transaction of Cross Pointe Paper Corporation.

c.  Exhibits

(2.1)     Agreement for Sale and Purchase of Stock of
          Niagara of Wisconsin Paper Corporation by and between Pentair, Inc. and Consolidated Papers,
          Inc., dated May 8, 1995. The Registrant agrees to provide a copy of the exhibits to the Commission upon request.

(2.2)     Agreement for Sale and Purchase of Stock of
          Pentair Duluth Corp. and Minnesota Paper
          Incorporated by and between Pentair, Inc., Minnesota Power & Light and Consolidated Papers,
          Inc., dated May 8, 1995. The Registrant agrees to provide a copy of the exhibits to the commission upon request.

(2.3)     Amendment to Agreement for Sale and Purchase of
          Stock of Pentair Duluth Corp. and Minnesota
          Paper Incorporated dated June 30, 1995.

(2.4)     Agreement for Sale and Purchase of Assets of
          LSPI Fiber Co. and Stock of Superior Recycled
          Fiber Corporation   by and between Pentair, Inc.,
          Minnesota Power & Light, Synertec, Inc., LSPI
          Fiber Co. and Consolidated Papers, Inc., dated
          May 8, 1995. The Registrant agrees to provide a copy of the exhibits to the commission upon request.

(99.1)    Press Release dated May 8, 1995

(99.2)    Press Release dated June 30, 1995

SIGNATURES


Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PENTAIR, INC

By: David D. Harrison
Senior Vice President &
Chief Financial Officer
Dated: July 14, 1995